(ICON)

Global
Utility
Fund, Inc.

ANNUAL REPORT
September 30,1995

(LOGO)

Global Utility Fund, Inc.
Performance At A Glance.
The domestic and foreign utility markets benefited from widely declining international interest rates over the past year, which contributed to the returns of the Global Utility Fund. The Fund's return over the past six months, in particular, benefited from these declining rates, and helped the Fund's Class A shares to better the gain in the benchmark Financial Times World Utility index. We are pleased to report that the longer term record of your Fund continues to compare favorably with most other indices.

Cumulative Total Returns1                                     As of 9/30/95
                             One     Three    Five       Since
                             Year    Years    Years    Inception2
Class A                      14.2%   38.1%    99.1%       94.4%
Class B                      13.3    34.8      N/A        62.6
Class C                      13.3     N/A      N/A        11.8
*Lipper Utility Fund Avg     17.7    27.5     80.3        65.2
**Financial Times World
Utility Index                13.7    40.3     93.1        49.8

Average Annual Total Returns                                   As of 9/30/95
                             One     Three    Five       Since
                             Year    Years    Years    Inception2
Class A                       8.5%    9.5%    13.6%       11.3%
Class B                       8.3     9.7      N/A        11.2
Class C                      12.3     N/A      N/A        10.1

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management, Inc. and Lipper Analytical Services, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1%, for six years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/2/90 Class A; 3/18/91 Class B; 8/1/94 Class C. The Fund operated as a closed-end fund from its inception until February 1, 1991.

* These are the average returns of 76 funds in the utility category for one year; 18 funds for five years; and 23 since inception, as determined by Lipper Analytical Services, Inc.

**Financial Times World Utility Index is currently comprised of 158 world utility stocks representing approximately 20 countries.

How The Markets Compared.
Total Returns as of 9/30/95
(GRAPH)

Source: Lipper Analytical Services, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.Stock funds will fluctuate a great deal.
Smaller capitalization stocks offer greater potential for long term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

Bond funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns are historically lower than those of stock funds.

Sector or specialty stock funds usually entail the greatest risks because they are not widely diversified. They are designed for sophisticated investors who can tolerate additional risk in exchange for higher potential rewards or losses.

Money market funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

William Hicks, Portfolio Manager                 (PHOTO)

Portfolio
Manager's Report

The Global Utility Fund is a diversified portfolio comprised of equity and debt securities of domestic and foreign utility companies. The Fund seeks to provide total return, without incurring undue risk, by investing primarily in income-producing securities of domestic and foreign companies in the utility industries. Investors should keep in mind that there are special risks associated with foreign investing, such as currency fluctuations, economic, political and social developments. The Fund is also subject to the risks of the utility industry. These risks are described in detail in the Fund's prospectus.

Geographic Diversification
as a % of 9/30/95 Net Assets
(GRAPH)

1.  Strategy Session.
Favored Industries
Telecommunications remains our major area for investment at 43% of net assets. The slower growing electric sector has been reduced to 37%, whereas gas and gas transmission was raised to 12%. Water and other holdings remained around 7%. Non-U.S. holdings comprised 46% of total investments.

We believe that the expected Federal telecommunications bill will release significant funds for investment in the telecommunications equipment area, benefiting our investments in Ericsson, Northern Telecom, and AT&T. Ericsson and AT&T are also major participants in the rapidly growing international cellular business, which has growth prospects in excess of 20% per annum.

We also continue to emphasize gas and gas transmission companies based upon our assumption of rising gas prices within the next twelve months. Natural gas exploration and production companies have been experiencing very difficult pricing conditions which we believe will alleviate in 1996 when weather conditions compare with the abnormally warm winter of 1995. Better industry costs and improved technology should allow gas companies to have strong earnings gains in the years ahead.

2.  What Went Well.
Telecommunications
There were an unusual number of important events affecting the domestic and foreign markets in the past six months. AT&T (6.2% of net assets), our major portfolio holding, proposed splitting the company into three separate companies: telephone services, telephone equipment manufacturing, and computing. There will be a public offering of 15% of AT&T's attractive equipment business, and the former NCR will be reduced in size and spun off to shareholders. The company's cellular, long distance, and credit card businesses as a separate division will have sales of almost $50 billion. The resulting separation of operations should allow AT&T to broaden the sale of its equipment to businesses outside of the United States, allowing for future growth.

Electric Utilities
In addition to the AT&T split, there was an industry movement towards domestic electric utilities seeking international diversification by merger. The strategy of the U.S. companies is to identify favorable regulatory environments abroad where U.S. businesses can add value. Also, there have been a few domestic mergers, as high cost companies pick partners that will offer benefits from restructuring.

3.  What's New.
In Congress
There was progress in Congress toward the passage of Federal legislation defining the telecommunication sector's boundaries of local and long distance regulation. We expect a major telecommunications bill to be passed in the late 1995, or certainly prior to the Presidential election. There is still considerable speculation as to the final composition of the bill that will be sent to the President's desk, but we believe the bill will encourage further equipment spending.

Five Largest
Holdings
*6.2%  A T & T Corp.
       Largest long distance
       telephone service provider.
       United States
 2.8%  SBC Communications, Inc.
       Telecommunications company.
       United States
 2.7%  US West, Inc.
       Regional telephone company.
       United States
 2.7%  VEBA A.G.
       Electricity Producer and
       fourth largest industrial
       company.
       Germany
 2.2%  NYNEX Corp.
       Telephone service for New
       York and New England.
       United States

* Expressed as a percentage of net assets.

4.  Looking Ahead.
The globalization trends that are now well in place portend a favorable electric and telecommunications investment environment. Emerging countries must establish sound communications and electric utility infrastructures in order to grow and prosper in a world of expanding opportunity. Your portfolio management continues to pursue a balanced strategy for your participation in this changing, positive investment area.

President's Letter                                       November 1, 1995
(PHOTO)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called Getting the Most Out of Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk & Reward" as well as easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill
As an informed investor, you should know about the "American Dream Savings Account" that is part of the federal budget package now under debate in the Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

--You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

--All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

--You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be. So why not let your Senator and/or Representative know your opinion today? Simply call 202-224-3121.

In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

GLOBAL UTILITY FUND, INC.
Portfolio of Investments as of September 30, 1995
------------------------------------------------------------

                                                     US$ Value
Shares      Description                              (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--99.3%
COMMON STOCKS--74.2%
    ------------------------------------------------------------
Electric Utilities--25.3%
  528,000   China Light & Power Co., Ltd.
              (Hong Kong)                          $   2,731,682
  200,000   CMS Energy Corp.                           5,250,000
  100,000   Detroit Edison Co.                         3,225,000
  200,000   DPL, Inc.                                  4,625,000
  187,500   DQE, Inc.                                  4,968,750
  100,000   Empresa Nacional de Electricidad
              S.A. (ADR) (Spain)                       5,150,000
  200,000   Espoon Sahko Oy (ADS) (Finland)*           2,584,000
  150,000   Huaneng Power International, Inc.
              (ADR) (China)*                           2,587,500
  600,000   Iberdrola S.A. (Spain)                     4,545,976
   75,000   Korea Electric Power Corporation
              (ADR) (Korea)                            1,903,125
  150,000   London Electricity PLC
              (United Kingdom)                         2,050,476
  225,000   Pacific Gas & Electric Co.                 6,721,875
  100,000   Pinnacle West Capital Corp.                2,625,000
  140,000   Public Service Co. of Colorado             4,795,000
   21,000   RWE, A.G. (Germany)                        7,211,599
1,300,000   Scottish Power PLC (United Kingdom)        7,231,581
  280,000   Shandong Huaneng Power Development
              Ltd. (ADR) (China)                       2,485,000
   68,600   Southwestern Energy Co.                      934,675
  235,000   VEBA A.G. (Germany)                        9,368,612
  120,000   Western Resources, Inc.                    3,915,000
  150,000   Wisconsin Energy Corp.                     4,237,500
                                                   -------------
                                                      89,147,351
------------------------------------------------------------
Gas Utilities--6.7%
  618,705   Australian Gas & Light Co.
              (Australia)                              2,150,180
  141,000   Equitable Resources, Inc.                  4,159,500
   21,900   MCN Corp.                                    432,525
   84,200   National Fuel Gas Co.                      2,420,750
  100,000   Questar Corp.                              3,212,500
  330,000   TransCanada Pipelines Ltd. (Canada)    $   4,350,167
  470,000   Westcoast Energy Inc. (Canada)             6,937,431
                                                   -------------
                                                      23,663,053
------------------------------------------------------------
Other--2.9%
  100,000   Burlington Resources Inc.                  3,875,000
  100,000   Cross Timbers Oil Co.                      1,425,000
  150,000   Sonat Inc.                                 4,800,000
                                                   -------------
                                                      10,100,000
------------------------------------------------------------
Telecommunications--36.6%
  106,300   AirTouch Communications, Inc.*             3,255,437
  306,500   AT&T Corp.                                20,152,375
  190,000   BCE Inc. (Canada)                          6,341,250
  153,200   British Columbia Telecom, Inc.
              (Canada)                                 2,673,747
  112,800   Comsat Corp.                               2,538,000
   43,000   Empresas Telex (ADR) (Chile)                 387,000
  275,000   Ericsson (L.M.) Telephone Co.,
              B-free (Sweden)                          6,774,180
   70,000   GTE Corp.                                  2,747,500
  210,000   MCI Communications Corp.                   5,473,125
      369   Nippon Telegraph & Telephone Corp.
              (ADR) (Japan)                            3,191,291
  150,000   Northern Telecom Ltd. (Canada)             5,343,750
  160,000   NYNEX Corp.                                7,640,000
  106,300   Pacific Telesis Group                      3,268,725
   87,600   Portugal Telecom, S.A. (ADS)
              (Portugal)*                              1,686,300
  150,000   Royal PTT Nederland NV (Netherlands)       5,321,253
  180,000   SBC Communications Inc.                    9,900,000
  133,800   Sprint Corp.                               4,683,000
2,300,000   Stet-Societa Finanziaria Telefonica
              P.A. (Italy)                             5,376,482
  165,500   Tele Danmark (ADS) (Denmark)               4,282,312
   20,000   Telecom Corporation of New Zealand
              Ltd. (ADR) (New Zealand)                 1,235,000
  900,000   Telecom Italia (Italy)                     1,489,173
  900,000   Telecom Italia Mobile (Italy)              1,503,143

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

GLOBAL UTILITY FUND, INC.
Portfolio of Investments as of September 30, 1995
------------------------------------------------------------

                                           US$ Value
Shares       Description                   (Note 1
-------------------------------------------------------
Telecommunications (cont'd.)
   40,000   Telefonica de Argentina S.A.
              (ADR) (Argentina)                    $     955,000
  150,000   Telefonica de Espana S.A. (ADR)
              (Spain)                                  6,206,250
  120,000   Telefonos de Mexico S.A (ADR)
              (Mexico)                                 3,810,000
  200,000   US WEST, Inc.                              9,425,000
   75,000   Vodafone Group PLC (ADR)
              (United Kingdom)                         3,075,000
                                                   -------------
                                                     128,734,293
------------------------------------------------------------
Water Utilities & Other--2.7%
   30,968   Alcatel Alsthom Compagnie
              Generale d' Electricite (France)         2,610,718
   83,900   American Water Works Co., Inc.             2,569,438
  400,000   Anglian Water PLC (United Kingdom)         3,596,827
   11,300   Technip S.A. (France)                        745,358
                                                   -------------
                                                       9,522,341
                                                   -------------
            Total common stocks
              (cost $219,246,948)                    261,167,038
                                                   -------------
PREFERRED STOCKS--1.6%
------------------------------------------------------------
Telecommunications--1.6%
            Philippine Long Distance Telephone
              Co. (Philippines)
   43,700     $3.50 Conv. Ser. III                     2,622,000
   80,000   $5.75 Conv. Ser. II                        3,080,000
                                                   -------------
            Total preferred stocks (cost
              $4,185,000)                              5,702,000
                                                   -------------
RIGHTS*--0.1%
------------------------------------------------------------
Rights
Telecommunications--0.1%
  275,000   Ericsson (L.M.) Telephone Co.,
              B-free expiring October 1995
              (Sweden)                                   320,882


Moody's       Principal
Rating        Amount                                  US$ Value
(Unaudited)   (000)       Description                 (Note 1)
------------------------------------------------------------
DEBT OBLIGATIONS--23.4%
CORPORATE BONDS--21.8%
------------------------------------------------------------
Electric Utilities--11.9%
                          Alabama Power Co.,
A1            $  1,500    6.375%, 8/1/99               $   1,497,060
                          Central Illinois Light
                            Co.,
Aa2              1,750    8.20%, 1/15/22                   1,851,850
                          Chubu Electric Power,
Aaa              2,000D   6.25%, 8/5/03 (Eurobonds)        1,942,500
                          Cincinnati Gas & Electric Co.,
Baa1             1,500    5.80%, 2/15/99                   1,465,200
                          Consolidated Edison Co. Inc.,
A1               1,000    7.625%, 3/1/04                   1,054,350
                          Duke Power Co.,
Aa2              2,000    5.875%, 6/1/01                   1,938,880
                          Florida Power & Light Co.,
Aa3                500    6.00%, 7/1/03                      472,915
                          Houston Lighting & Power Co.,
A2               1,000    6.50%, 4/21/03                     991,400
                          Hydro-Quebec,
A2            C$ 2,000    7.00%, 6/1/04 (Canada)           1,365,912
                          Iowa-Illinois Gas & Electric Co.,
A2               1,000    6.95%, 10/15/25                    943,150
                          Louisiana Power & Light Co.,
Baa2             1,000    6.00%, 3/1/00                      971,830
                          Monongahela Power Co.,
A1               1,500    7.375%, 7/1/02                   1,560,780
                          National Power PLC,
Aa3              1,000D   6.25%, 12/1/03 (Eurobonds)         963,125
                          Northern States Power Co.,
A1               1,000    5.75%, 12/1/00                     964,820
                          Ontario Hydro,
Aa3              1,500D   7.45%, 3/31/13 (Canada)          1,537,350
                          Pacific Gas & Electric
                            Co.,
A2               1,000    5.375%, 8/1/98                     972,720
                          Pacificorp,
A2               1,000    8.75%, 2/12/98                   1,049,790
                          Philadelphia Electric Co.,
Baa1             2,000    7.50%, 1/15/99                   2,059,860
                          Potomac Edison Co.,
A1               2,000    8.875%, 8/1/21                   2,131,900

--------------------------------------------------------------------------------
4      See Notes to Financial Statements.

GLOBAL UTILITY FUND, INC.
Portfolio of Investments as of September 30, 1995
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount                                     US$ Value
(Unaudited)   (000)       Description                      (Note 1)
-----------------------------------------------------------
Electric Utilities (cont'd.)
                          Powergen PLC,
Aa3            BP  750    8.875%, 3/26/03
                            (Eurobonds)                $   1,197,098
                          Southwestern Electric Power Co.,
Aa2           $  2,000    5.25%, 4/1/00                    1,913,120
                          Southwestern Public Service Co.,
Aa2              1,000    7.25%, 7/15/04                   1,035,030
                          Tampa Electric Co.,
Aa2              1,000    7.75%, 11/1/22                   1,017,600
                          Tennessee Valley
                            Authority,
NR               5,000    6.125%, 7/15/03                  4,872,650
                          Texas Utilities Electric
                            Co.,
Baa2             2,000    9.27%, 1/14/00                   2,184,740
                          Tokyo Electric Power,
Aaa              2,000D   6.125%, 7/29/03
                            (Eurobonds)                    1,926,250
                          Virginia Electric & Power Co.,
A2               2,000    6.625%, 4/1/03                   1,994,360
                                                       -------------
                                                          41,876,240
------------------------------------------------------------
Gas Distribution & Other Industries--5.2%
                          Alcan Aluminum Ltd.,
A2               2,000D   9.625%, 7/15/19 (Canada)         2,264,520
                          British Gas Finance PLC,
Aa2              2,000D   8.375%, 9/8/99 (Eurobonds)       2,121,250
                          Consolidated Natural Gas
                            Co.,
A1               2,000    5.75%, 8/1/03                    1,884,000
                          Enron Corp.,
Baa2             2,000    7.00%, 8/15/23                   1,843,480
                          Michigan Consolidated Gas Co.,
A2               1,600    8.25%, 5/1/14                    1,769,184
                          Northern Illinois Gas Co.,
Aa1                500    5.875%, 5/1/00                     490,135
                          Phillips Petroleum Co.,
Baa1             1,000    8.86%, 5/15/22                   1,093,170
Baa1             1,500    7.20%, 11/1/23                   1,424,445
                          Southern California Gas
                            Co.,
A2               2,000    6.875%, 11/1/25                  1,885,940
                          Transportadora De Gas,
NR            $  1,500D   7.75%, 12/23/98
                            (Argentina)                $   1,365,000
                          Union Oil Co.,
Baa2               500    8.75%, 8/15/01                     548,785
                          YPF Sociedad Anonima,
B1               2,000D   8.00%, 2/15/04 (Argentina)       1,710,000
                                                       -------------
                                                          18,399,909
------------------------------------------------------------
Telecommunications, Media & Related Industries--4.7%
                          AT&T Corp.,
Aa3              1,500    6.75%, 4/1/04                    1,513,920
                          BellSouth Telecommunications,
Aaa              2,000D   6.125%, 9/23/08
                            (Eurobonds)                    1,861,250
                          British Telecom Finance
                            BV,
Aaa              2,000D   9.375%, 11/16/98
                            (Eurobonds)                    2,166,250
                          Ericsson (L.M.) Telephone
                            Co.,
A1               1,500D   7.875%, 10/21/96
                            (Eurobonds)                    1,524,375
                          Illinois Bell Telephone
                            Co.,
Aaa                500    7.625%, 4/1/06                     508,185
                          Pacific Bell, Inc.,
Aa3              1,550    8.70%, 6/15/01                   1,715,276
                          Paging Network Inc.,
B2                 525    10.125%, 8/1/07                    547,313
                          Southwestern Bell Telephone Co.,
A1               1,000    5.875%, 6/1/03                     947,470
                          Telecom Argentina S.A.,
B1               1,500D   8.375%, 10/18/00
                            (Argentina)                    1,350,000
                          Telecom Corp. New Zealand
                            Finance,
Aa1            BP1,000    7.50%, 7/14/03 (Eurobonds)         630,856

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

GLOBAL UTILITY FUND, INC.
Portfolio of Investments as of September 30, 1995
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal

Rating        Amount                                      US$ Value
(Unaudited)   (000)       Description                      (Note 1)
         (000)       1)
------------------------------------------------------------
Telecommunications, Media & Related Industries (cont'd.)
                          Telefonica de Argentina
                            S.A.,
NR            $  1,000D   8.375%, 10/1/00
                            (Argentina)                      895,000
B1               1,000D   11.875%, 11/1/04 (Argentina)  $   997,500
                          Turner Broadcasting Systems, Inc.,
Ba2              1,000    8.40%, 2/1/24                      967,010
                          Videotron Ltd.,
Ba3              1,000D   10.25%, 10/15/02 (Canada)        1,045,000
                                                       -------------
                                                          16,669,405
                                                       -------------
                          Total corporate bonds
                            (cost $77,401,542)            76,945,554
                                                       -------------
CONVERTIBLE BONDS--0.7%
------------------------------------------------------------
                          Compania de Telefonos de
                            Chile, S.A.,
Baa2               500D   4.50%, 1/15/03 (Chile)             506,250
                          International Cabletel
                            Inc.,
NR               1,500D   7.25%, 4/15/05 (Eurobonds)       1,800,000
                                                       -------------
                          Total convertible bonds
                            (cost $2,000,000)              2,306,250
                                                       -------------
U. S. GOVERNMENT OBLIGATIONS--0.9%
------------------------------------------------------------
                          United States Treasury
                            Notes,
                 3,000    7.50%, 11/15/01
                            (cost $3,368,438)              3,212,820
                                                       -------------
                          Total debt obligations
                            (cost $82,769,980)            82,464,624
                                                       -------------
                          Total long-term
                            investments
                            (cost $306,201,928)          349,654,544
                                                       -------------
              Principal
              Amount                                     US$ Value
              (000)       Description                      (Note 1)
SHORT-TERM INVESTMENTS--0.4%
------------------------------------------------------------
Repurchase Agreement
              $  1,638    Morgan (J.P.) Securities
                            Inc.
                          6.40%, dated 9/29/95, due
                            10/2/95 in the amount of
                            $1,638,874 (cost
                            $1,638,000;
                            collateralized by
                            $1,766,000 U.S. Treasury
                            Bonds, 6.25%, due
                            8/15/23; approximate
                            value including accrued
                            interest-$1,684,556)       $   1,638,000
------------------------------------------------------------
Total Investments--99.7%
                          (cost $307,839,928; Note
                            4)                           351,292,544
                          Other assets in excess of
                            liabilities--0.3%                882,604
                                                       -------------
                          Net Assets--100%             $ 352,175,148
                                                       -------------
                                                       -------------

---------------
*--Non-income producing security.
D--US$ Denominated Bonds.
ADR--American Depository Receipts.
ADS--American Depository Shares.
The Fund's current Statement of Additional Information contains a description of Moody's ratings.
NR--Not rated by Moody's or Standard & Poor's.
-----------------------------------------------------------------------------
6      See Notes to Financial Statements.

Statement of Assets and Liabilities                    GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Assets
                             September 30, 1995
Investments, at value (cost
$307,839,928)...................................................................
    $  351,292,544
Foreign currency, at value (cost
$569)......................................................................
             581
Dividend and interest
receivable...................................................................
 .........           3,428,026
Receivable for investments
sold.........................................................................
 ....             651,553
Receivable for Fund shares
sold.........................................................................
 ....              41,940
Deferred expenses and other
assets..........................................................................
            21,425

                                   --------------
   Total
assets.......................................................................
 ......................         355,436,069

                                   --------------
Liabilities
Bank
overdraft....................................................................
 ..........................              11,642
Payable for Fund shares
reacquired...................................................................
 .......           1,074,760
Forward currency contracts-net amount payable to
counterparties.............................................             822,296
Payable for investments
purchased....................................................................
 .......             614,126
Distribution fee
payable......................................................................
 ..............             212,094
Accrued
expenses.....................................................................
 .......................             198,667
Management fee
payable......................................................................
 ................             189,642
Withholding taxes
payable......................................................................
 .............             137,694

                                   --------------
   Total
liabilities..................................................................
 ......................           3,260,921

                                   --------------
Net
Assets.......................................................................
 ...........................      $  352,175,148

                                   --------------

                                   --------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 ...........      $       23,934
   Paid-in capital in excess of
par.........................................................................
      302,672,556

                                   --------------

                                      302,696,490
   Undistributed net investment
income......................................................................
           67,751
   Accumulated net realized gains on investments and foreign currency
transactions..........................           6,776,785
   Net unrealized appreciation on investments and foreign
currencies........................................          42,634,122

                                   --------------
Net assets, September 30,
1995.........................................................................
 .....      $  352,175,148

                                   --------------

                                   --------------
Class A:
   Net asset value and redemption price per share
      ($124,423,176 / 8,455,301 shares of common stock issued and
outstanding)..............................              $14.72
   Maximum sales charge (5.00% of offering
price)...........................................................
   .77

                                   --------------
   Maximum offering price to
public.........................................................................
            $15.49

                                   --------------

                                   --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($227,189,455 / 15,440,821 shares of common stock issued and
outstanding).............................              $14.71

                                   --------------

                                   --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($562,517 / 38,231 shares of common stock issued and
outstanding).....................................              $14.71

                                   --------------

                                   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

GLOBAL UTILITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1995
Income
   Dividends (net of foreign withholding
      taxes of $664,037).................      $ 10,797,681
   Interest and discount earned (net of
      foreign withholding taxes of
      $10,858)...........................         6,858,948
                                            ------------------
      Total income.......................        17,656,629
                                            ------------------
Expenses
   Management fee........................         2,361,766
   Distribution fee--Class A.............           307,092
   Distribution fee--Class B.............         2,379,836
   Distribution fee--Class C.............             4,099
   Transfer agent's fees and expenses....           638,000
   Custodian's fees and expenses.........           303,000
   Reports to shareholders...............           272,000
   Registration fees.....................            97,000
   Audit fee.............................            40,000
   Directors' fees.......................            40,000
   Legal fees and expenses...............            25,000
   Insurance.............................             9,000
   Amortization of organization
      expense............................             2,467
   Miscellaneous.........................            29,632
                                            ------------------
      Total expenses.....................         6,508,892
                                            ------------------
Net investment income....................        11,147,737
                                            ------------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions...............         7,322,854
   Foreign currency transactions.........            (7,592)
                                            ------------------
                                                  7,315,262
                                            ------------------
Net change in unrealized
   appreciation/depreciation on:
   Investments...........................        26,670,048
   Foreign currencies....................          (840,204)
                                            ------------------
                                                 25,829,844
                                            ------------------
Net gain on investments and foreign
   currencies............................        33,145,106
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 44,292,843
                                            ------------------
                                            ------------------

GLOBAL UTILITY FUND, INC.
Statement of Changes in Net Assets

Increase (Decrease)                  Year Ended September 30,
in Net Assets                         1995              1994
Operations
   Net investment income.......  $   11,147,737    $   11,957,951
   Net realized gain on
      investment and foreign
      currency transactions....       7,315,262         7,713,040
   Net change in unrealized
      appreciation/depreciation
      of investments and
      foreign currencies.......      25,829,844       (33,826,608)
                                 --------------    --------------
   Net increase (decrease) in
      net assets resulting from
      operations...............      44,292,843       (14,155,617)
                                 --------------    --------------
Net equalization debits........        (312,052)          (35,657)
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................      (4,310,107)       (4,127,760)
      Class B..................      (6,511,221)       (6,256,835)
      Class C..................         (11,932)           (1,066)
                                 --------------    --------------
                                    (10,833,260)      (10,385,661)
                                 --------------    --------------
   Distributions from net
      realized gains
      Class A..................      (2,642,246)       (1,941,947)
      Class B..................      (5,681,058)       (3,457,398)
      Class C..................          (6,975)             (277)
                                 --------------    --------------
                                     (8,330,279)       (5,399,622)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold.....................      25,935,458       205,782,596
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............      15,601,479        12,520,588
   Cost of shares reacquired...    (113,332,033)     (113,146,333)
                                 --------------    --------------
Net increase (decrease) in net
   assets from Fund share
   transactions................     (71,795,096)      105,156,851
                                 --------------    --------------
Total increase (decrease)......     (46,977,844)       75,180,294
Net Assets
Beginning of year..............     399,152,992       323,972,698
                                 --------------    --------------
End of year....................  $  352,175,148    $  399,152,992
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
8      See Notes to Financial Statements.

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Global Utility Fund, Inc. (the ``Fund'') is an open-end diversified management investment company. The Fund was organized in Maryland on November 18, 1988 as
a
closed-end, diversified management investment company and on December 15, 1989, sold 9,000 shares of common stock for $100,440 to Wellington Management Company (``Wellington''). Investment operations commenced on January 2, 1990. On February 1, 1991, the Fund concluded operations as a closed-end investment company and subsequently commenced operations as an open-end, diversified management investment company.
The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.
The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current
--------------------------------------------------------------------------------
                                                                         9 -----
Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of re-acquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or re-acquisitions of the Fund's shares. Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.
Deferred Organization Expenses: A total of $100,000 of expenses were incurred in
connection with the organization of the Fund. These costs have been deferred and amortized over the period ended January 1995.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gains on investments by $7,592 relating to net realized foreign currency losses. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with Wellington; Wellington furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million,
 .50% of the Fund's average daily net assets of the next $500 million and .45%
of
the Fund's average daily net assets in excess of $1 billion. Pursuant to the subadvisory agreement, PMF compensates Wellington for its services at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .35% of the Fund's average daily net assets of the next $250 million,
 .30% of the Fund's average daily net assets of the next $500 million and .25%
of
the Fund's average daily net assets in excess of $1 billion.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C
--------------------------------------------------------------------------------
10
Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares for the fiscal year ended September 30, 1995, respectively.
PMFD has advised the Fund that it has received approximately $73,400 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended September 30, 1995. From these fees, PMFD paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the fiscal year ended September 30, 1995, it received approximately $984,000 and $800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the fiscal year ended September 30, 1995, the Fund incurred fees of approximately $543,700 for the services of PMFS. As of September 30, 1995, approximately $41,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
For the fiscal year ended September 30, 1995, PSI earned approximately $3,000 in
brokerage commissions from portfolio transactions executed on behalf of the
Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended September 30, 1995 were $53,348,051 and $130,063,782, respectively.
At September 30, 1995, the Fund had an outstanding forward currency contract to sell a foreign currency as follows:

                         Value at
  Foreign Currency    Settlement Date     Current
   Sale Contract        Receivable         Value       Depreciation
--------------------  ---------------   -----------   --------------
Deutschemarks,
  expiring
  11/1/95...........    $15,000,000     $15,822,296     $ (822,296)
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

The United States federal income tax basis of the Fund's investments at September 30, 1995 was $307,866,635 and accordingly, net unrealized appreciation of investments, for United States federal income tax purposes was $43,425,909 (gross unrealized appreciation--$53,872,119; gross unrealized depreciation--$10,446,210).
------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with an initial sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B and C shares. Of the 23,934,353 shares of common stock issued and outstanding at September 30, 1995, Wellington owned 9,000 Class A shares.
Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1995:
Shares sold........................      932,622    $ 12,467,912
Shares issued in reinvestment of
  dividends and distributions......      332,880       4,408,412
Shares reacquired..................   (3,154,244)    (42,676,531)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,888,742)    (25,800,207)
Shares issued upon conversion
  and/or
  exchange from Class B and Class
  C................................    1,102,435      14,545,652
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (786,307)   $(11,254,555)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                                                        11 -----
Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1994:
Shares sold........................    2,859,207    $ 40,670,293
Shares issued in reinvestment of
  dividends and distributions......      258,584       3,610,183
Shares reacquired..................   (3,357,016)    (46,899,659)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (239,225)   $ (2,619,183)
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended September 30, 1995:
Shares sold........................      976,906    $ 13,147,835
Shares issued in reinvestment of
  dividends and distributions......      849,891      11,174,827
Shares reacquired..................   (5,242,255)    (70,606,948)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (3,415,458)    (46,284,286)
Shares reacquired upon conversion
  and/or exchange into Class A.....   (1,103,158)    (14,545,349)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (4,518,616)   $(60,829,635)
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1994:
Shares sold........................   11,406,193    $164,883,607
Shares issued in reinvestment of
  dividends and distributions......      637,874       8,909,183
Shares reacquired..................   (4,744,947)    (66,246,473)
                                      ----------    ------------
Net increase in shares
  outstanding......................    7,299,120    $107,546,317
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1995:
Shares sold........................       23,879    $    319,711
Shares issued in reinvestment of
  dividends and distributions......        1,372          18,240
Shares reacquired..................       (3,555)        (48,554)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................       21,696         289,397
Shares reacquired upon exchange
  into Class A.....................          (23)           (303)
                                      ----------    ------------
Net increase in shares
  outstanding......................       21,673    $    289,094
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through
  September 30, 1994:
Shares sold........................       16,482    $    228,696
Shares issued in reinvestment of
  dividends........................           90           1,222
Shares reacquired..................          (14)           (201)
                                      ----------    ------------
Net increase in shares
  outstanding......................       16,558    $    229,717
                                      ----------    ------------
                                      ----------    ------------

---------------
* Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
2

Financial Highlights                                   GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                          Class
A

------------------------------------------------------------
                                                                  Year Ended
September 30,

------------------------------------------------------------
                                                  1995         1994         1993
       1992       1991(a)
                                                --------     --------
--------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............  $  13.66     $  14.63     $
12.96     $  12.62     $  10.50
                                                --------     --------
--------     --------     --------
Income from investment operations
Net investment income.........................       .49          .47
 .44          .53          .57
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      1.35         (.82)
2.46         1.01         2.23
                                                --------     --------
--------     --------     --------
   Total from investment operations...........      1.84         (.35)
2.90         1.54         2.80
                                                --------     --------
--------     --------     --------
Less distributions
Dividends from net investment income..........      (.48)        (.42)
(.47)        (.53)        (.62)
Distributions in excess of net investment
   income.....................................        --           --
(.01)          --           --
Distributions from net realized gains.........      (.30)        (.20)
(.75)        (.67)        (.08)
                                                --------     --------
--------     --------     --------
   Total distributions........................      (.78)        (.62)
(1.23)       (1.20)        (.70)
                                                --------     --------
--------     --------     --------
Redemption fee retained by Fund...............        --           --
 --           --          .02
                                                --------     --------
--------     --------     --------
Net asset value, end of year..................  $  14.72     $  13.66     $
14.63     $  12.96     $  12.62
                                                --------     --------
--------     --------     --------
                                                --------     --------
--------     --------     --------
TOTAL RETURN(b)...............................     14.23%       (2.49)%
23.87%       13.15%       27.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................  $124,423     $126,254
$138,714     $114,654     $132,804
Average net assets (000)......................  $122,837     $139,166
$119,001     $120,708     $151,217
Ratios to average net assets:
   Expenses, including distribution fees......      1.31%        1.25%
1.30%        1.39%        1.49%
   Expenses, excluding distribution fees......      1.06%        1.02%
1.10%        1.19%        1.36%
   Net investment income......................      3.58%        3.39%
3.37%        4.16%        5.06%
Portfolio turnover rate.......................        15%          19%
 14%          57%         135%

---------------
 (a) Prior to February 4, 1991, the Fund was organized as a closed-end fund.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      13 -----

Financial Highlights                                   GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Class B                                     Class C

----------------------------------------------------------------
-------------

                      March 18,

                       1991(b)
                                                           Year Ended September
30,                   through         Year Ended

----------------------------------------------     September 30,     September
30,
                                                  1995         1994         1993
      1992           1991              1995
                                                --------     --------
--------     -------     -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $  13.66     $  14.63     $
12.97     $ 12.63        $ 11.97           $ 13.66
                                                --------     --------
--------     -------        -------           -------
Income from investment operations
Net investment income.........................       .39          .37
 .34         .43            .25               .39
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      1.34         (.82)
2.45        1.01            .63              1.34
                                                --------     --------
--------     -------        -------           -------
   Total from investment operations...........      1.73         (.45)
2.79        1.44            .88              1.73
                                                --------     --------
--------     -------        -------           -------
Less distributions
Dividends from net investment income..........      (.38)        (.32)
(.37)       (.43)          (.22)             (.38)
Distributions in excess of net investment
   income.....................................        --           --
(.01)         --             --                --
Distributions from net realized gains.........      (.30)        (.20)
(.75)       (.67)            --              (.30)
                                                --------     --------
--------     -------        -------           -------
   Total distributions........................      (.68)        (.52)
(1.13)      (1.10)          (.22)             (.68)
                                                --------     --------
--------     -------        -------           -------
Net asset value, end of period................  $  14.71     $  13.66     $
14.63     $ 12.97        $ 12.63           $ 14.71
                                                --------     --------
--------     -------        -------           -------
                                                --------     --------
--------     -------        -------           -------
TOTAL RETURN(d)...............................     13.32%       (3.22)%
22.87%      12.23%          7.44%            13.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............  $227,189     $272,673
$185,259     $60,432        $30,147           $   563
Average net assets (000)......................  $237,983     $270,466     $
90,254     $45,661        $18,923           $   410
Ratios to average net assets:
   Expenses, including distribution fees......      2.06%        2.02%
2.10%       2.19%          2.47%(a)          2.06%
   Expenses, excluding distribution fees......      1.06%        1.02%
1.10%       1.19%          1.47%(a)          1.06%
   Net investment income......................      2.83%        2.68%
2.59%       3.43%          4.16%(a)          2.83%
Portfolio turnover rate.......................        15%          19%
 14%         57%           135%               15%

                                                  August 1,
                                                   1994(c)
                                                   through
                                                September 30,
                                                    1994
                                                -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 13.93
                                                     -----

Income from investment operations
Net investment income.........................         .06
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        (.24)
                                                     -----

   Total from investment operations...........        (.18)
                                                     -----

Less distributions
Dividends from net investment income..........        (.07)
Distributions in excess of net investment
   income.....................................          --
Distributions from net realized gains.........        (.02)
                                                     -----

   Total distributions........................        (.09)
                                                     -----

Net asset value, end of period................     $ 13.66
                                                     -----
                                                     -----

TOTAL RETURN(d)...............................       (1.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $   226
Average net assets (000)......................     $   131
Ratios to average net assets:
   Expenses, including distribution fees......        2.06%(a)
   Expenses, excluding distribution fees......        1.06%(a)
   Net investment income......................        2.46%(a)
Portfolio turnover rate.......................          19%

---------------
 (a) Annualized.
 (b) Commencement of offering of Class B shares.
 (c) Commencement of offering of Class C shares.
 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
14     See Notes to Financial Statements.

Independent Auditors' Report                           GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Global Utility Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Utility Fund, Inc. as of September 30, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Global Utility Fund, Inc. as of September 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
November 9, 1995

--------------------------------------------------------------------------------
                                                                        15 -----

Federal Income Tax Information                         GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1995) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year, the Fund paid distributions for Class A shares totaling $0.78 per share, comprised of $0.495 per share ordinary income and short-term capital gains which are taxable as ordinary income and $0.285 per share long-term capital gains which are taxable as such. The Fund paid distributions for Class B and Class C shares totaling $0.68 per share, comprised of $0.395 per share ordinary income and short-term capital gains which are taxable as ordinary income and $0.285 per share long-term capital gains which are taxable as such. Further, we wish to advise you that 55% of the ordinary income dividends paid in 1995 qualified for the corporate dividend received deduction available to corporate taxpayers.
In January 1996, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1995.
--------------------------------------------------------------------------------
16

The Global Utility Fund, Inc. and the MSCI World Index:
Comparing a $10,000 Investment.


Class A
(GRAPH)

Class B
(GRAPH)

Class C
(GRAPH)

Past performance is not a guarantee of future performance. Principal and investment return will fluctuate so that an investor's shares may be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Global Utility Fund (Class A, Class B and Class C) with a similar investment in the Morgan Stanley Capital International "World" Index (MSCI) by portraying the initial account values at the commencement of operations of each class and subsequent account values at the end of each fiscal year (September 30), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1991 for Class B shares and 1994 for Class C shares. For purposes of the graphs and, unless otherwise indicated, the accompanying tables, it has been assumed that (a) the maximum sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares and Class C shares, assuming full redemption on September 30, 1995;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. This conversion feature was begun in February 1995 and is not reflected in this graph.

The MSCI World Index is a weighted index, comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East. The combined capitalization of these companies represents about 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the World
Index may differ substantially from the securities in the Fund's portfolio. The World Index is not the only index which may be used to characterize performance of global funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free  (800) 225-1852
(LOGO)

Directors
Daniel S. Ahearn
Edward D. Beach
Thomas T. Mooney
Richard A. Redeker
Sir Michael Sandberg
Robin B. Smith
Nancy H. Teeters

Officers
Edward D. Beach, President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
Wellington Management Company
75 State Street
Boston, MA 02109

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 M Street, N.W.
Washington, DC 20036

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

37936G303  MF105E
37936G204  Cat. #444356X
37936G402